                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-21547

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER: Calamos Global Total Return
                                                  Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES: 2020 Calamos Court, Naperville
                                        Illinois 60563

NAME AND ADDRESS OF AGENT FOR SERVICE: James S. Hamman, Jr., Secretary,
                                       Calamos Advisors, LLC,
                                       2020 Calamos Court,
                                       Naperville, Illinois 60563

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2006

DATE OF REPORTING PERIOD: January 31, 2006

                        CALAMOS GLOBAL TOTAL RETURN FUND

ITEM 1. SCHEDULE OF INVESTMENTS JANUARY 31, 2006 (UNAUDITED)

                            GLOBAL TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS JANUARY 31, 2006 (UNAUDITED)

 PRINCIPAL
  AMOUNT                                                                VALUE
----------                                                           -----------
CORPORATE BONDS (45.2%)
                 CONSUMER DISCRETIONARY (13.3%)
$2,500,000       Asbury Automotive Group, Inc.
                 9.000%, 06/15/12                                    $ 2,550,000
 2,250,000       Beazer Homes USA, Inc.
                 8.375%, 04/15/12                                      2,362,500
 1,875,000       Goodyear Tire & Rubber Company@
                 7.857%, 08/15/11                                      1,837,500
 1,800,000       GSC Holdings Corp. (Gamestop,
                 Inc.)*@
                 8.000%, 10/01/12                                      1,757,250
   350,000       Jarden Corp.
                 9.750%, 05/01/12                                        351,750
 2,325,000       NCL Holding, ASA
                 10.625%, 07/15/14                                     2,444,156
 2,500,000       Russell Corp.@
                 9.250%, 05/01/10                                      2,565,625
   825,000       Warner Music Group
                 7.375%, 04/15/14                                        827,063
 1,750,000       William Lyon Homes, Inc.
                 10.750%, 04/01/13                                     1,820,000
                                                                     -----------
                                                                      16,515,844
                                                                     -----------
                 CONSUMER STAPLES (6.7%)
 1,500,000       Del Monte Foods Company@
                 8.625%, 12/15/12                                      1,597,500
 2,250,000       Gold Kist, Inc.
                 10.250%, 03/15/14                                     2,508,750
 2,250,000       Herbalife, Ltd.
                 9.500%, 04/01/11                                      2,435,625
 1,900,000       Revlon, Inc.
                 9.500%, 04/01/11                                      1,757,500
                                                                     -----------
                                                                       8,299,375
                                                                     -----------
                 ENERGY (2.1%)
 1,700,000       Paramount Resources Ltd.
                 8.500%, 01/31/13                                      1,772,250
   750,000       Petroleo Brasileiro, SA@
                 8.375%, 12/10/18                                        858,750
                                                                     -----------
                                                                       2,631,000
                                                                     -----------
                 FINANCIALS (0.4%)
   500,000       E*TRADE Financial Corporation
                 7.875%, 12/01/15                                        525,000
                                                                     -----------
                 INDUSTRIALS (11.6%)
 2,225,000       Accuride Corp.
                 8.500%, 02/01/15                                      2,225,000
 1,730,000       Columbus  McKinnon  Corp.*
                 8.875%, 11/01/13                                      1,829,475
 1,750,000       Commercial Vehicle Group, Inc.
                 8.000%, 07/01/13                                      1,776,250
 1,700,000       General Cable Corp.
                 9.500%, 11/15/10                                      1,819,000
 2,200,000       Greenbrier Companies, Inc.
                 8.375%, 05/15/15                                      2,304,500
 2,000,000       Navistar International Corp.@
                 7.500%, 06/15/11                                      1,990,000
 1,750,000       Orbital Sciences Corp.
                 9.000%, 07/15/11                                      1,885,625
$  500,000       Sequa Corp.
                 8.875%, 04/01/08                                    $   532,500
                                                                     -----------
                                                                      14,362,350
                                                                     -----------
                 INFORMATION TECHNOLOGY (2.1%)
   900,000       Avago Technologies*@
                 11.875%, 12/01/15                                       911,250
 1,700,000       SunGard Data Systems Inc.*@
                 9.125%, 08/15/13                                      1,776,500
                                                                     -----------
                                                                       2,687,750
                                                                     -----------
                 MATERIALS (4.1%)
 2,000,000       Aleris International, Inc.
                 9.000%, 11/15/14                                      2,100,000
   900,000   EUR Ineos Group Holdings, PLC*
                 7.875%, 02/07/16                                      1,093,634
 1,815,000       U.S. Concrete, Inc.@
                 8.375%, 04/01/14                                      1,860,375
                                                                     -----------
                                                                       5,054,009
                                                                     -----------
                 TELECOMMUNICATION SERVICES (2.8%)
 2,250,000       Alamosa Holdings, Inc.
                 11.000%, 07/31/10                                     2,531,250
   900,000       Citizens Communications Company
                 9.000%, 08/15/31                                        931,500
                                                                     -----------
                                                                       3,462,750
                                                                     -----------
                 UTILITIES (2.1%)
   750,000       Edison International
                 7.730%, 06/15/09                                        774,375
 1,600,000       PSEG Energy Holdings, Inc.
                 10.000%, 10/01/09                                     1,792,000
                                                                     -----------
                                                                       2,566,375
                                                                     -----------
                 TOTAL CORPORATE BONDS
                 (Cost $55,474,395)                                   56,104,453
                                                                     -----------
CONVERTIBLE BONDS (9.2%)
                 ENERGY (2.0%)
 2,000,000       Repsol Ypf, SA
                 4.500%, 01/26/11                                      2,544,527
                                                                     -----------
                 FINANCIALS (1.6%)
 1,000,000       Deutsche Bank, LUX (USA
                 Interactive)*++
                 4.450%, 05/01/12                                      1,302,500
   500,000       GATX Corp.
                 7.500%, 02/01/07                                        626,250
                                                                     -----------
                                                                       1,928,750
                                                                     -----------
                 HEALTH CARE (1.4%)
 1,700,000       Wyeth++
                 4.239%, 01/15/24                                      1,770,550
                                                                     -----------
                 INDUSTRIALS (0.8%)
   750,000       Quanta Services, Inc.
                 4.500%, 10/01/23                                      1,029,375
                                                                     -----------
                 INFORMATION TECHNOLOGY (3.4%)
 1,100,000       Advanced Micro Devices, Inc.++
                 4.750%, 02/01/22                                      1,973,125

                See accompanying notes to Schedule of Investments

                            GLOBAL TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS JANUARY 31, 2006 (UNAUDITED)

 PRINCIPAL
   AMOUNT                                                               VALUE
-----------                                                          -----------
$ 1,000,000       DST Systems, Inc.
                  4.125%, 08/15/23                                   $ 1,276,250
    900,000       LSI Logic Corp.
                  4.000%, 05/15/10                                       914,625
                                                                     -----------
                                                                       4,164,000
                                                                     -----------
                  TOTAL CONVERTIBLE BONDS
                  (Cost $10,668,877)                                  11,437,202
                                                                     -----------

 NUMBER OF
   SHARES                                                               VALUE
-----------                                                          -----------
CONVERTIBLE PREFERRED STOCKS (12.4%)
                  CONSUMER DISCRETIONARY (2.3%)
     90,000       Ford Motor Company Capital
                  Trust II[ ]
                  6.500%                                               2,893,500
                                                                     -----------
                  CONSUMER STAPLES (1.4%)
     72,000       Albertson's, Inc.[ ]
                  7.250%                                               1,767,600
                                                                     -----------
                  FINANCIALS (6.5%)
    550,000       Fortis, NV (Assurant)*
                  7.750%                                                 682,688
     32,000       Genworth Financial, Inc.
                  6.000%                                               1,147,200
    101,000       Lehman Brothers Holdings, Inc.[ ]
                  6.250%                                               2,619,940
     22,000       Morgan Stanley Group, Inc.
                  5.875%                                                 958,012
     44,000       National Australia Bank, Ltd.
                  7.875%                                               1,878,360
  1,000,000   CHF Swiss Re
                  6.000%                                                 776,884
                                                                     -----------
                                                                       8,063,084
                                                                     -----------
                  INDUSTRIALS (2.2%)
    750,000   GBP BAE Systems, PLC
                  7.750%                                               2,689,787
                                                                     -----------
                  TOTAL CONVERTIBLE PREFERRED
                  STOCKS
                  (Cost $14,673,978)                                  15,413,971
                                                                     -----------
COMMON STOCKS (71.9%)
                  CONSUMER DISCRETIONARY (5.1%)
    100,000   SEK Electrolux AB                                        2,672,420
     44,000       Grupo  Televisa,  S.A.[ ]                            3,676,200
                                                                     -----------
                                                                       6,348,620
                                                                     -----------
                  CONSUMER STAPLES (6.1%)
    118,000   GBP British American Tobacco p.l.c.                      2,659,585
    410,000   ZAR Pick'n Pay Stores Ltd.                               2,092,715
     27,000       Reynolds American, Inc.[ ]                           2,730,510
                                                                     -----------
                                                                       7,482,810
                                                                     -----------
                  ENERGY (10.9%)
     30,000       Chevron Corp.[ ]                                     1,781,400
     88,000   EUR Eni S.p.A.                                           2,666,392
    125,000   EUR Motor Oil (Hellas) Corinth
                  Refineries S.A.                                      3,439,092
     20,000   EUR OMV, AG                                            $ 1,416,645
     42,000       PetroChina Company, Ltd.@                            4,200,840
                                                                     -----------
                                                                      13,504,369
                                                                     -----------
                  FINANCIALS (19.3%)
    140,000   AUD Australian Stock Exchange, Ltd.                      3,701,557
     60,000       Bancolombia, SA[ ]                                   1,954,200
     58,000       Bank of America Corp.[ ]                             2,565,340
      7,000       Goldman Sachs Group, Inc.[ ]                           988,750
     73,000   GBP Investec, PLC                                        3,663,833
     24,000   AUD Macquarie Bank Limited                               1,240,012
    240,000   AUD QBE Insurance Group Limited                          3,511,342
  1,950,000   SGD Singapore Exchange, Ltd.                             3,804,688
     59,000       Washington Mutual, Inc.[ ]                           2,496,880
                                                                     -----------
                                                                      23,926,602
                                                                     -----------
                  HEALTH CARE (9.4%)
     10,000       Alcon, Inc.[ ]                                       1,279,200
    240,000   ZAR Aspen Pharmacare Holdings, Ltd. #                    1,621,229
     80,000       Bristol-Myers Squibb Company[ ]                      1,823,200
     80,000       Merck & Company, Inc.[ ]                             2,760,000
      4,000   CHF Nobel Biocare Holding AG                               906,802
     72,000       Pfizer, Inc.[ ]                                      1,848,960
      9,000   CHF Roche Holding AG                                     1,421,784
                                                                     -----------
                                                                      11,661,175
                                                                     -----------
                  INDUSTRIALS (9.7%)
    170,000   SEK Alfa Laval AB                                        3,671,407
      9,000       Boeing Company[ ]                                      614,790
      7,000   JPY FANUC, Ltd.                                            614,791
     70,000   JPY Komatsu Ltd.                                         1,288,728
    190,000   AUD Leighton Holdings Limited                            2,915,268
    260,000   GBP Rolls-Royce Group plc#                               2,007,886
     20,000   EUR YIT-Yhtyma Oyj                                         954,532
                                                                     -----------
                                                                      12,067,402
                                                                     -----------
                  INFORMATION TECHNOLOGY (7.5%)
     47,000   JPY HOYA Corp.                                           1,880,046
     17,000       Infosys Technologies, Ltd.[ ]                        1,296,590
     36,000       LSI Logic Corp.#[ ]                                    329,400
     22,000       Microsoft Corp.[ ]                                     619,300
    190,000   EUR Nokia Corp.                                          3,485,364
    270,000   JPY Toshiba Corp.                                        1,723,705
                                                                     -----------
                                                                       9,334,405
                                                                     -----------
                  MATERIALS (1.7%)
     33,000   CAD Teck Cominco Ltd.                                    2,128,537
                                                                     -----------
                  UTILITIES (2.2%)
    145,000   GBP Scottish & Southern Energy                           2,756,929
                                                                     -----------
                  TOTAL COMMON STOCKS
                  (Cost $81,070,055)                                  89,210,849
                                                                     -----------

 PRINCIPAL
   AMOUNT                                                               VALUE
-----------                                                          -----------
SHORT-TERM INVESTMENT (14.1%)
$17,464,000       Citigroup, Inc.
                  4.420%, 02/01/06
                  (Cost $17,464,000)                                  17,464,000
                                                                     -----------

                See accompanying notes to Schedule of Investments

                            GLOBAL TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS JANUARY 31, 2006 (UNAUDITED)

 NUMBER OF
  SHARES                                                               VALUE
----------                                                         -------------
INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (12.5%)
15,511,924       Bank of New York Institutional
                 Cash Reserve Fund
                 current rate 4.528%
                 (Cost $15,511,924)                                $ 15,511,924
                                                                   -------------
TOTAL INVESTMENTS (165.3%)
(Cost $194,863,229)                                                 205,142,399
                                                                   -------------

 NUMBER OF
 CONTRACTS                                                             VALUE
----------                                                         -------------
WRITTEN OPTIONS (-0.6%)
                         iShares MSCI EAFE Index Fund
     1,400       Call, 06/17/06 Strike 64.00                           (255,500)
       300       Call, 06/17/06 Strike 63.00                            (74,250)
       300       Call, 06/17/06 Strike 62.00                            (96,000)
                 S & P 500 Index
        75       Call, 03/18/06 Strike 1,300.00                         (91,500)
        50       Call, 04/22/06 Strike 1,300.00                        (115,000)
        50       Call, 02/18/06, Strike 1,275.00                        (72,000)
                                                                   -------------
                 TOTAL WRITTEN OPTIONS
                 (Cost $662,453)                                       (704,250)
                                                                   -------------
PAYABLE UPON RETURN OF SECURITIES ON LOAN
(-12.5%)                                                            (15,511,924)
LIABILITIES, LESS OTHER ASSETS
(-4.7%)                                                              (5,799,198)
PREFERRED SHARES AT REDEMPTION VALUE INCLUDING
DIVIDENDS PAYABLE (-47.5%)                                          (59,047,035)
                                                                   -------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
(100.0%)                                                           $124,079,992
                                                                   -------------

NOTES TO SCHEDULE OF INVESTMENTS

Note: Market values for securities denominated in foreign currencies are shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date shown on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

* 144A securities are those that are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are generally issued to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is exempt from registration (e.g. a sale to another QIB), or the security must be registered for public sale. At January 31, 2006, the market value of 144A securities that could not be exchanged to the registered form is $9,353,297 or 7.5% of net assets.

@    Security, or portion of security, is on loan.

#    Non-income producing security.

++ Variable rate security. The interest rate shown is the rate in effect at January 31, 2006.

[ ] Security position is held in a segregated account as collateral for securities sold short aggregating a total market value of $33,469,970.

FOREIGN CURRENCY ABBREVIATIONS
AUD   Australian Dollar
CAD   Canadian Dollar
CHF   Swiss Franc
EUR   European Monetary Unit
GBP   British Pound Sterling
JPY   Japanese Yen
SEK   Swedish Krona
SGD   Singapore Dollar
ZAR   South African Rand

                See accompanying notes to Schedule of Investments

                  NOTES TO SCHEDULE OF INVESTMENTS (UNAUDITED)

NOTE 1

PORTFOLIO VALUATION. In computing the Fund's net asset value, portfolio securities that are traded on a securities exchange in the United States, except for option securities, are valued at the last reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations. Each option security traded on a securities exchange in the United States is valued at the last current reported sale price as of the time of valuation if the last current reported sale price falls within the consolidated bid/ask quote for the option security. If the last current reported sale price as of the time of valuation does not fall within the consolidated bid/ask quote for the option security, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System, is valued at the NASDAQ Official Closing Price ("NOCP"), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty's price is not readily available then by using the Black-Scholes method. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of the fair value of the security, the security is priced at a fair value following procedures and/or guidelines approved by the Board of Trustees, which may include utilizing a systematic fair valuation model provided by an independent pricing system. The Fund may also use fair value pricing if the value of a security it holds is, pursuant to Board of Trustees' guidelines, materially affected by events occurring before the Fund's pricing time but after the close of the primary market or exchange on which the security is traded. These procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund's net asset value may differ from quoted or official closing prices.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the New York Stock Exchange ("NYSE") is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund's net asset value is not calculated. As stated above, if the market prices are not readily available or are not reflective of the fair value of the security, the security will be priced at a fair value following procedures approved by the Board of Trustees. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

INVESTMENT TRANSACTIONS. Short-term investment transactions are recorded on a trade date basis. Long-term investment transactions are recorded on a trade date plus one basis, except for fiscal quarter ends, which are recorded on trade date.

FOREIGN CURRENCY TRANSLATION. Except for securities of foreign issuers valued by a pricing service, values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate selected by the advisor from rates quoted by any major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

OPTION TRANSACTIONS. For hedging and investment purposes, the Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of purchased call options is increased by premiums paid. The proceeds from securities sold through the exercise of purchased put options are decreased by the premiums paid.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized again or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

NOTE 2

INVESTMENTS. The following information is presented on an income tax basis as of January 31, 2006. Differences between amounts for financial statements and Federal income tax purposes are primarily due to timing differences.

The cost basis of investments for Federal income tax purposes at January 31, 2006 was as follows:

Cost basis of investments                    $194,985,034
                                             ------------
Gross unrealized appreciation                  10,237,359
Gross unrealized depreciation                     (79,994)
                                             ------------
Net unrealized appreciation (depreciation)   $ 10,157,365
                                             ============

NOTE 3

PREFERRED SHARES. There are unlimited shares of Auction Rate Cumulative Preferred Shares ("Preferred Shares") authorized. The Preferred Shares have rights as determined by the Board of Trustees. The 2,360 Preferred Shares outstanding consist of one series, series T. The Preferred Shares have a liquidation value of $25,000 per share plus any accumulated but unpaid dividends, whether or not declared.

Dividends on the Preferred Shares are cumulative at a rate typically reset every seven days based on the results of an auction. Dividend rates ranged from 4.10% to 4.15% for the period ended January 31, 2006. Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%.

The Preferred Shares are redeemable at the Fund's option, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated but unpaid dividends. The Preferred Shares are also subject to mandatory redemption at $25,000 per share plus any accumulated but unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Statement of Preferences are not satisfied.

The holders of Preferred Shares have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class except on matters affecting only the holders of Preferred Shares or the holders of common shares.

NOTE 4

SECURITIES LENDING. During the period ended January 31, 2006, the Fund lent certain of its securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund has the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund does not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing its rights. In an effort to reduce these risks, Calamos Advisors LLC and the security lending agent will monitor the creditworthiness of the firms to which the Fund lends securities. At January 31, 2006, the Fund had securities valued at $15,164,102 that were on loan to broker-dealers and banks and $15,511,924 in cash or cash equivalent collateral.

ITEM 2. CONTROLS AND PROCEDURES.

a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-Q was recorded, processed, summarized, and reported timely.

b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

(a) Certification of Principal Executive officer.

(a) Certification of Principal Financial officer.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Global Total Return Fund


By: /s/ John P. Calamos, Sr.
    ---------------------------------
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: March 30, 2006


By: /s/ Patrick H. Dudasik
    ---------------------------------
Name: Patrick H. Dudasik
Title: Principal Financial Officer
Date: March 30, 2006

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Calamos Global Total Return Fund


By: /s/ John P. Calamos, Sr.
    ---------------------------------
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: March 30, 2006


By: /s/ Patrick H. Dudasik
    ---------------------------------
Name: Patrick H. Dudasik
Title: Principal Financial Officer
Date: March 30, 2006